Prospectus supplement dated February 18, 2020
to the following prospectus(es):
BOA Achiever Annuity, BOA IV, BOA America's VISION Annuity, BOA America's Future Annuity, BOA America's FUTURE Annuity II, Compass All American Gold, Nationwide Destination All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination B, Nationwide Destination C, Nationwide Destination L, BOA Elite Venue Annuity and BOA V dated May 1, 2019
BOA Choice Venue Annuity II, Nationwide Destination EV, Nationwide Destination Navigator, Nationwide Destination Navigator (New York) and Nationwide Income Architect Annuity dated May 1, 2013
Schwab Custom Solutions Variable Annuity and Schwab Income Choice Variable Annuity dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held December 9-11, 2019, the Board of Trustees of Invesco Funds approved an Agreement and Plan of Reorganization (the "Plan") under which Invesco – Invesco V.I. Mid Cap Growth Fund (the "Merging Fund") will transfer all of its assets and liabilities to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the "Acquiring Fund"). The merger will be effective on or about April 30, 2020 (the "Effective Date").
As a result of the merger, as of the Effective Date, the following changes apply to the contract:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•	the Acquiring Fund will assume all liabilities of the Merging Fund.
Accordingly, the following changes apply to the prospectus:
Appendix A: Underlying Mutual Funds is amended to add the following:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series II
This underlying mutual fund is only available in contracts for which good order applications were received before April 30, 2020
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
All references in the prospectus to the Merging Fund are deleted and replaced with the Acquiring Fund as of the Effective Date.
PROS-0403
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